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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                   FORM 8-K
                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) September 11, 1997


              American Express Receivables Financing Corporation
                on behalf of the American Express Master Trust
               (Issuer in respect of the 6.05% Class A Accounts
             Receivable Trust Certificates, Series 1992-2, the 5.375%
          Class A  Accounts Receivable Trust Certificates, Series 1993-1,
            the 7.15% Class A Accounts Receivable Trust Certificates,
              Series 1994-1, the 7.60% Class A Accounts Receivable
        Trust Certificates, Series 1994-2, the 7.85% Class A Accounts Receivable Trust Certificates, Series 1994-3, the Class A Floating Rate
        Accounts Receivable Trust Certificates, Series 1996-1 and the
Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-2)
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            (Exact name of registrant as specified in its charter)


                                         33-47812
                                         33-49106
                                         33-67502
       Delaware                          33-81634            13-3632012
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(State or other jurisdiction           (Commission         (IRS Employer
    of incorporation)                  File Numbers)      Identification No.)


200 Vesey Street, New York, New York                           10285
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code         (212) 640-3975
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Item 5.  Other Events

      Information concerning the American Express Master Trust is contained in the Monthly Servicer's Certificate dated September 8, 1997 for the Distribution Date occurring on September 15, 1997 and the preceding Due Period from August 1 through August 31, 1997 provided to The Bank of New York, as Trustee under the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended (the "Agreement"), for the American Express Master Trust. Such Monthly Servicer's Certificate is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Information concerning interest distributions made on the Class A Certificates, Series 1993-1, 1994-1, 1994-2, 1994-3, 1996-1 and
1996-2, occurring on September 15, 1997, is contained in the Payment Date Statements provided to the holders of such Class A Certificates. Information concerning interest distributions made on the Class B Certificates, Series 1992-2, 1993-1, 1994-1, 1994-2, 1994-3, 1996-1 and 1996-2 occurring on
September 15, 1997, is contained in the Payment Date Statements provided to the holder of such Class B Certificates. Such Payment Date Statements are attached hereto as Exhibits 20.1 and 20.2, respectively, and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.                            Description

Exhibit 20.1 Payment Date Statements relating to interest distributions on the Class A Certificates, Series 1993-1, 1994-1, 1994-2, 1994,3, 1996-1 and
                        1996-2, occurring on September 15, 1997.

Exhibit 20.2 Payment Date Statements relating to interest distributions on the Class B Certificates, Series 1992-2, 1993-1, 1994-1, 1994-2,
                        1994-3, 1996-1 and 1996-2 occurring on
                        September 15, 1997.

Exhibit 99.1 Monthly Servicer's Certificate dated September 8, 1997 for the Distribution Date occurring on September 15, 1997 and the preceding Due Period from August 1 through August 31, 1997 provided to The Bank of New York, as Trustee under the Agreement for the American Express Master Trust.
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                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                          AMERICAN EXPRESS MASTER TRUST


                                          By: /s/ Leslie R. Scharfstein
                                              ----------------------------
                                              Leslie R. Scharfstein
                                              (Vice President of American
                                              Express Receivables Financing
                                              Corporation, Originator of the
                                              American Express Master Trust)



Dated:   September 11, 1997
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                                 EXHIBIT INDEX


Designation                      Description                         Page
-----------                      -----------                         ----
Exhibit 20.1          Payment Date Statements relating to               5
                      interest distributions on the Class A
                      Certificates, Series 1993-1, 1994-1,
                      1994-2, 1994-3, 1996-1 and 1996-2,
                      occurring on September 15, 1997.

Exhibit 20.2          Payment Date Statements relating to              18
                      interest distributions on the Class B
                      Certificates, Series 1992-2,
                      1993-1, 1994-1, 1994-2, 1994-3, 1996-1
                      and 1996-2 occurring on September 15, 1997.

Exhibit 99.1          Monthly Servicer's Certificate dated             33
                      September 8, 1997 for the Distribution Date occurring on September 15, 1997 and the preceding Due Period from August 1 through
                      August 31, 1997 provided to The Bank of New
                      York, as Trustee under the Agreement for the American Express Master Trust.
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